UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 25, 2002

Endocare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27212	33-0618093

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Technology Drive, Irvine CA		92618

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code)     (949) 450-5400

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

     On March 25, 2002, Endocare, Inc. (the “Registrant”), Timm Medical Technologies, Inc., TMT Acquisition Corporation, a wholly owned subsidiary of the Registrant, and certain stockholders of Timm Medical Technologies consummated the merger of Timm Medical Technologies with and into TMT Acquisition Corporation pursuant to the terms of the Agreement and Plan of Reorganization dated February 21, 2002. On its current report on Form 8-K dated March 25, 2002 and filed with the Securities and Exchange Commission on April 9, 2002, the Registrant announced the consummation of the merger.

     The Registrant hereby amends Item 7 of its current report on Form 8-K filed on April 9, 2002 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) and Item 7(b)(2) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are being made to the current report on Form 8-K filed on April 9, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required to be filed are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed is attached hereto as Exhibit 99.2.

(c)	Exhibits

	2.1(1)	Agreement and Plan of Reorganization, dated as of February 21, 2002, by and among Endocare, Inc., Timm Medical Technologies, Inc., TMT Acquisition Corporation and certain stockholders of Timm Medical Technologies, Inc. (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

	4.2(2)	Registration Rights Agreement, dated as of February 21, 2002, by and among Endocare, Inc. and the parties listed on Schedule A thereto.

	23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

	99.1	Financial Statements of Businesses Acquired.

	99.2	Pro Forma Financial Information.

(1)	Incorporated by reference to identically numbered exhibit to the Registrant’s current report on Form 8-K dated February 21, 2002 and filed with the Securities and Exchange Commission on March 5, 2002.

(2)	Incorporated by reference to identically numbered exhibit to the Registrant’s registration statement on Form S-3 filed with the Securities and Exchange Commission on May 15, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ENDOCARE, INC.

Date: June 7, 2002	By:	/s/ JOHN V. CRACCHIOLO

John V. Cracchiolo, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document

2.1(1)	Agreement and Plan of Reorganization, dated as of February 21, 2002, by and among Endocare, Inc., Timm Medical Technologies, Inc., TMT Acquisition Corporation and certain stockholders of Timm Medical Technologies, Inc. (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

4.2(2)	Registration Rights Agreement, dated as of February 21, 2002, by and among Endocare, Inc. and the parties listed on Schedule A thereto.

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

99.1	Financial Statements of Businesses Acquired.

99.2	Pro Forma Financial Information.

(1)	Incorporated by reference to identically numbered exhibit to the Registrant’s current report on Form 8-K dated February 21, 2002 and filed with the Securities and Exchange Commission on March 5, 2002.

(2)	Incorporated by reference to identically numbered exhibit to the Registrant’s registration statement on Form S-3 filed with the Securities and Exchange Commission on May 15, 2002.